UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Allspring Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Global Dividend Opportunity Fund (EOD)
Semi-Annual Report
April 30, 2024

The views expressed and any forward-looking statements are as of April 30, 2024, unless otherwise noted, and are those of the portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Global Dividend Opportunity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Allspring Global Dividend Opportunity Fund for the six-month period that ended April 30, 2024. Globally, stocks and bonds had positive returns for the period. However, markets were volatile as investors focused on persistently high inflation and the impact of aggressive central bank rate hikes. Riskier assets rallied as investors anticipated an end to the tight monetary policy.
For the period, U.S. stocks, based on the S&P 500 Index,1 returned 20.98%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 gained 17.69% while the MSCI EM Index (Net) (USD),3 returned 15.40%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 advanced 4.97%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 3.92%, the Bloomberg Municipal Bond Index6 returned 7.06%, and the ICE BofA U.S. High Yield Index7 gained 8.94%.
Investors remained focused on central bank monetary policies.
In November, the market mood brightened as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and the eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by close to 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter.
The broad year-end rally among stocks and bonds continued in December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Global Dividend Opportunity Fund

Letter to shareholders (unaudited)
Financial market performance was mixed in January 2024 as U.S. stocks had modest gains while non-U.S. equities, particularly those in emerging markets, and fixed income assets were held back by central bank pushback on market optimism over rate cuts. Overall, optimism was supported by hints of a soft landing for the U.S. economy. Key data included a surprisingly strong gain of 353,000 jobs in January, an unemployment rate of just 3.7%, and a rise of just 3.1% in the annual Consumer Price Index (CPI)1 in January. However, that resilience helped tone down expectations of a rate cut in March to a more likely second quarter initial move.
In February, stocks were supported by positive economic data and strong corporate earnings. However, fixed income investments were under pressure as resilient inflation curbed expectations on the timing of interest rate cuts. The S&P 500 Index had solid monthly gains along with emerging market equities, which benefited from a rebound in China.
The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. On the flip side, expectations on the timing of an initial Fed rate cut were pushed back from March to June and then beyond. Additionally, the number of quarter-point rate cuts forecast by the market fell from six as projected in December 2023 to two to three cuts by fiscal period-end.
Markets retreated broadly in April as U.S. annual inflation continued to resist monetary policy efforts and expectations for its downward trajectory, with an April CPI reading of 3.4%. The timing of a Fed initial rate cut came into greater question in April. Not only was there less confidence regarding when a first cut would take place but also whether any rate reductions would occur at all in 2024. Market expectations continued to recede to a possible September Fed first cut. Meanwhile, eurozone annual inflation held steady in April at 2.4%. Developed market stocks and fixed income securities of all types were in the red for April.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The first quarter of 2024 closed with ongoing stock market momentum and a more muted sense of confidence in fixed income markets as investors adjusted to the prospect of greater-than-expected economic strength. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Global Dividend Opportunity Fund | 3

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 9% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the
Fund may distribute long-term capital gains and/or return of capital to its shareholders in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the
Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

4 | Allspring Global Dividend Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within+/- 5 percent of weights in the MSCI ACWI (Net)†. The remaining approximately 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment grade (high yield) debt, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA, Harindra de Silva, Ph.D, CFA, Vince Fioramonti, CFA, Chris Lee, CFA, Megan Miller, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of April 30, 2024[1]

	6 months	1 year	5 year	10 year
Based on market value	23.94	14.88	7.95	4.91
Based on net asset value (NAV)	23.61	24.05	9.06	5.51
MSCI ACWI (Net)†	19.77	17.46	9.44	8.19
Global Dividend Opportunity Blended Index[2]	17.57	15.78	8.52	7.71
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended April 30, 2024, was 2.81% which includes 1.57% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country
World Index (ACWI) (Net) and 20% ICE BofA U.S. High Yield Constrained Index††. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed
65% of the MSCI ACWI (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1,
2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You
cannot invest directly in an index.

†
The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
†† The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default.
The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2024[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the MSCI ACWI (Net) and Global Dividend Opportunity Blended Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Global Dividend Opportunity Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. Debt securities are subject to credit risk and interest rate risk, and high-yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Derivatives involve risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indexes. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indexes held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares.

8 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 23.94% for the six-month period that ended April 30, 2024. During the same period, the Fund’s return based on its net asset value (NAV) was 23.61%. Based on both its market value and its NAV return, the Fund outperformed the Global Dividend Opportunity Blended Index for the period.
Global equities rallied at 2023 year-end and into the spring of 2024.
Global equities moved higher over the trailing six months, supported by a more dovish tone by major central banks, disinflationary trends, momentum from artificial intelligence (AI) secular growth themes, stable 2024 corporate earnings estimates, and expectations for a soft landing or no landing for many developed economies. For the past six months, growth stocks outperformed value stocks by roughly 4%, with the MSCI ACWI Growth Index* gaining 22% and the MSCI ACWI Value Index** returning 18%. The equity sleeve historically has underperformed the benchmark MSCI ACWI (Net) when growth outperforms value, but this half-year period was an exception as the equity sleeve performed better than the benchmark.
Annualized rates of headline inflation continued to decline globally, but core rates of inflation remained well above the 2% target across most advanced economies and emerging markets. Food and rent prices remain uncomfortably elevated, but annualized inflation has declined steadily since peaking in June 2022. However, during the fourth quarter, economic growth weakened in China, turned negative in Germany and the U.K., and moderated in the U.S. The U.S. continued to perform significantly better than the other Group of Seven (G7) economies, where growth has stagnated from higher interest rates and persistent inflation.
In March, the Federal Reserve (Fed) held the federal funds rate steady at a target range of 5.25–5.50%, remaining at its highest level in more than 22 years. After implementing the fastest tightening cycle in four-plus decades, the U.S. central bank left monetary policy unchanged for the fifth consecutive meeting in March. In general, all major central banks followed the lead of the U.S., with the banks of England, China, Canada, and Korea and the European Central Bank holding rates constant during the quarter. One notable exception was the Bank of Japan, which announced an end to its yield curve control policy and instituted its first rate hike in 17 years. Many emerging market central banks in Latin America and Eastern Europe have ended their tightening cycle and begun easing monetary policy.
To deliver a higher dividend relative to the benchmark, the equity sleeve has greater exposure to dividend payers and less exposure to growth companies that do not pay dividends. The equity sleeve was overweight in the U.K./Ireland and Europe, as these regions have more stocks that pay a higher dividend. The equity sleeve was underweight to the U.S. and Asia
Pacific regions, and at period-end, it had no exposure to emerging markets. The strategy maintains an overweight in the financials, energy, and communication services sectors while it is underweight the health care, materials, and information technology (IT) sectors.
While U.S. Treasury yields and the U.S. dollar finished the six-month period at similar levels to where they started it, an uncertain and changing inflation outlook led to much volatility from start to finish. Due to rising fiscal deficits, stable growth, and ongoing strength in the labor market, inflation has proved stickier than investors hoped. The Fed expressed desire to see further improvement in inflation data and the market quickly repriced the number of expected rate cuts from six in mid-January all the way down to roughly one rate cut by period-end.
The “pivot” from a “higher for longer” interest rate environment to one that priced in six future cuts led to exceptionally strong returns in fixed income assets, including high yield. In the six months that ended April 30, 2024, the ICE BofA U.S. High Yield Index*** returned 8.94%. Financial conditions became easier, and nowhere was this more apparent than in the high yield market. The trailing 12-month default rate declined from 2.7% to 2.3%. High yield bond yields compressed to 8.20% from 9.51%, and high yield credit spreads tightened 127 basis points (bps; 100 bps equal 1.00%) to 318 bps in option-adjusted spread, indicating a higher investor comfort level with risky assets.
The Fund’s high yield sleeve underperformed the ICE BofA U.S. High Yield Index in the six-month period that ended April 30, 2024. Werner FinCo, a building products company, and PRA Group, a debt collection company, were the sleeve’s best-performing individual credits. An underweight position to Level 3, a telecommunications company, also contributed. Enviva, a manufacturer of wood pellets that utilities burn in lieu of coal, and Community Health, a hospital chain, were the two worst-performing individual holdings. The high yield sleeve’s weighting in cash detracted from relative performance in a period of market advances.
Over the past six months, the high yield sleeve increased its allocations to BBB-rated bonds and to the financial services and health care sectors and reduced its allocations to the media and services sectors.
*
The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets (DM) countries and Emerging Markets (EM) countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. You cannot invest directly into an index.
**
The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries and Emerging Markets (EM) countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. You cannot invest directly into an index.
***
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. Returns shown are net of transaction costs beginning on July 1, 2022. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund | 9

Performance highlights (unaudited)
The option overlay* is a short-call strategy written on a portion of the Fund’s global equity allocation. The combined global equity and short option portfolio creates a global covered call portfolio. Over the long run, a covered call strategy aims to add yield and lower risk compared with a passive allocation to equity. The option overlay is expected to add value in flat-to-down global  equity markets and in above-average volatility environments.

Ten largest holdings (%) as of April 30, 2024[1]
Microsoft Corp.	4.30
NVIDIA Corp.	3.07
Apple, Inc.	2.23
Alphabet, Inc. Class A	2.16
Amazon.com, Inc.	2.09
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.97
Walmart, Inc.	1.96
Hitachi Ltd.	1.94
ConocoPhillips	1.92
Broadcom, Inc.	1.90

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The equity sleeve benefited from stock selection within IT, industrials, and financials.
Investor enthusiasm over AI benefited several IT holdings during the period. Dell Technologies, Inc., surged 87%, while Broadcom, Inc., and Taiwan Semiconductor returned 55% and 60%, respectively. Two industrial holdings, EMCOR Group, which was purchased during the period, and nVent Electric PLC, generated strong quarterly earnings and returned+68% and+50%, respectively. Within financials, Citigroup, Inc., and 3i Group PLC, a U.K. private equity firm, rallied 58% and 55%, respectively. The equity sleeve also benefited from an underweight to consumer staples, which returned 9%, and was the worst-performing sector of the index during the six-month period.
Stock selection within health care, communication services, and utilities detracted from relative performance.
China Medical Systems sold off 41% over disappointing sales and China’s ongoing anti-graft program targeting the medical industry. During April, we sold out of our position in the stock due to deteriorating model ranks and an elevated risk of future earnings disappointments. Two U.S. pharmaceutical companies, Gilead Sciences and Pfizer, Inc., declined 16% and 14%, respectively, over mixed quarterly results and underwhelming forward guidance. Copel, a Brazilian state-owned electric utility, fell 5% over the period and we sold out of our position due to deteriorating model ranks.
The high yield sleeve took a barbelled approach.
Since October 2022, as rates have risen and spreads have modestly widened, the Fund’s high yield sleeve reinvested some of its shorter-maturity, higher-quality holdings into a combination of higher-yielding shorter maturities and higher-quality longer maturities. Its ratings allocation has incrementally moved toward a more “barbelled” position. The high yield team reduced BB-rated and B-rated bonds while increasing BBB-rated and CCC-rated bonds.
By sector, leisure and transportation services were most additive within high yield, while media entertainment and health care holdings were most detrimental. Dish Network and Fly Leasing** were our best-performing individual credits. Underweight allocations to Lumen Technologies and iHeart Communications also contributed. Gray Television** and Enviva were the two worst-performing individual holdings.
Sector allocation as of April 30, 2024[1]

19%
Financials
18%
Information technology
11%
Industrials
10%
Communications
9%
Consumer discretionary
9%
Energy
6%
Health care
4%
Consumer, cyclical
4%
Consumer staples
3%
Real estate
3%
Utilities
2%
Consumer, non-cyclical
1%
Materials
1%
Technology

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
*
The option overlay is compared with the option-only returns of the U.S.-based covered call benchmarks, the Chicago Board Options Exchange (CBOE) S&P 500 Buy Write (BXM) Index and the CBOE S&P 500 2% OTM Buy Write (BXY) Index. The BXM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXY Index is a new index that uses the same methodology as BXM, but is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. We adjust the benchmarks to assume 50% written on equity and report only the option return. The unadjusted BXM Index and BXY Index returned 9.70% and 14.08%, respectively, from October 31, 2023 to April 30, 2024. You cannot invest directly in an index.
**
This security was no longer held at the end of the reporting period.

10 | Allspring Global Dividend Opportunity Fund

Performance highlights (unaudited)
Leverage impact was positive.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of April 30, 2024, the Fund had approximately 17.1% leverage as a percent of total assets.
Option overlay detracted during a period of strong equity performance.
Global equity markets performed strongly during this six-month period, with the MSCI ACWI (Net) returning 19.77%. The overall increase in equity valuation caused option-implied volatilities to decrease over this time. The option-implied volatility, as measured by the VIX Index,* decreased from 18.14% to a post-COVID-19 low of 12.07% on December 12, 2023. The equity pull-back in April caused option-implied volatilities to increase again, peaking at 19.23% on April 15, 2024, before easing to finish the period at 15.65%. As expected, the option overlay detracted from the Fund’s performance during the period as equity markets sharply increased and volatility declined.
Credit quality as of April 30, 2024[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

The U.S. economy appears to be approaching a soft landing and will likely continue outperforming other developed markets.
As we enter May 2024, the lagged effects of tighter monetary policy and a withdrawal of COVID-19 fiscal stimulus are weighing on global growth. Gross domestic product growth is decelerating or stagnant across most developed and emerging markets, but most major economies are expected to avoid a hard landing in 2024. The labor market remains healthy, with strong employment gains and contained wage inflation. Higher short-term rates haven’t fully tamed inflation in the U.S., but core inflation remains on a downward trend. A resilient U.S. economy appears to be approaching a soft landing or no landing, and it is expected to continue outperforming other developed markets.
However, the recent hotter-than-expected inflation reports leave investors and central banks concerned about the stickiness of inflation and the need to keep rates higher for longer. The rebound in oil prices and elevated geopolitical concerns add further pressure to the inflation narrative. Without a significant deterioration in the labor market, the anticipated rate cut cycle by major central banks is likely to be further delayed or reduced.
After the concentrated mega-cap rally of 2023 and early 2024, equity markets are likely to be defined by slowing global economic growth, single-digit earnings growth, and a broadening of returns. Volatility is anticipated amid a highly contentious U.S. presidential election year and ongoing geopolitical tensions surrounding Ukraine, the Middle East, and Taiwan. Given this backdrop, we expect 2024 to provide opportunities for disciplined stock selection to add value.
The Fund’s equity team anticipates volatile and range-bound markets, but there are potential positive catalysts from decelerating inflation, a resilient jobs market, improving corporate earnings, and a broadening of market returns.
Geographic allocation as of April 30, 2024[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The high yield outlook is positive.
A “Goldilocks” economic environment—moderate growth and inflation that eventually recedes toward the Fed’s desired long-term target—creates a positive backdrop for high yield. Issuer balance sheets are generally healthy. Leverage and coverage ratios compare favorably to
*
The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Allspring Global Dividend Opportunity Fund | 11

Performance highlights (unaudited)
prior periods. Lower-quality credits have regained access to the new-issue market, reducing the number of near-maturity bonds that require refinancing. This reduces defaults and keeps distressed capital structures contained to just the cable, media, and telecom sectors. At period-end, on a historical basis, corporate spreads were tight but yields were attractive. Considered alongside a constructive economic and default outlook, investors have chosen to buy “attractive yield” over “selling tight spread.” Avoiding idiosyncratic distress while maintaining a high level of income is the main challenge faced by the high yield sleeve—and one the managers will tackle through careful security selection.
Higher levels of volatility are expected by the option overlay team.
Looking forward, the option overlay team expects implied volatility to increase, reflecting market participants’ concerns around inflation in the U.S. and the expected Fed policy response. Higher levels of volatility could present a good opportunity for the Fund’s option overlay strategy to contribute to returns.

12 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)
Portfolio of investments

	Shares	Value
Common stocks: 95.19%
Australia: 0.75%
Fortescue Ltd. (Materials, Metals & mining)	104,381	$1,730,057
Brazil: 1.01%
BB Seguridade Participacoes SA (Financials, Insurance)	374,435	2,321,921
Canada: 2.62%
Open Text Corp. (Information technology, Software)	79,212	2,797,004
Pembina Pipeline Corp. (Energy, Oil, gas & consumable fuels)	91,823	3,230,963
		6,027,967
China: 2.95%
Brilliance China Automotive Holdings Ltd. (Consumer discretionary, Automobiles)	2,558,000	2,124,126
China Construction Bank Corp. Class H (Financials, Banks)	3,381,000	2,187,475
NetEase, Inc. (Communication services, Entertainment)	132,000	2,474,291
		6,785,892
France: 3.97%
AXA SA (Financials, Insurance)	61,076	2,110,272
Engie SA (Utilities, Multi-utilities)†	174,079	3,022,117
Publicis Groupe SA (Communication services, Media)	36,091	3,982,526
		9,114,915
Germany: 2.90%
Bayerische Motoren Werke AG (Consumer discretionary, Automobiles)	20,913	2,278,457
Freenet AG (Communication services, Wireless telecommunication services)	81,357	2,261,593
Siemens AG (Industrials, Industrial conglomerates)	11,303	2,117,430
		6,657,480
Ireland: 1.40%
nVent Electric PLC (Industrials, Electrical equipment)	44,442	3,202,935
Italy: 1.21%
UniCredit SpA (Financials, Banks)	75,855	2,784,210
Japan: 5.82%
Hitachi Ltd. (Industrials, Industrial conglomerates)	48,300	4,456,190
Honda Motor Co. Ltd. (Consumer discretionary, Automobiles)	279,400	3,178,895
Panasonic Holdings Corp. (Consumer discretionary, Household durables)	262,700	2,292,964
Sompo Holdings, Inc. (Financials, Insurance)	173,400	3,431,606
		13,359,655
Luxembourg: 0.00%
Intelsat Emergence SA (Communication services, Diversified telecommunication services)♦†	13	0
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 13

Portfolio of investments—April 30, 2024 (unaudited)

	Shares	Value
Netherlands: 3.39%
ING Groep NV (Financials, Banks)	159,064	$2,514,844
Signify NV (Industrials, Electrical equipment)144A	91,728	2,501,556
Stellantis NV (Consumer discretionary, Automobiles)	125,181	2,769,817
		7,786,217
South Korea: 1.14%
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	70,994	2,625,486
Spain: 1.13%
CaixaBank SA (Financials, Banks)	492,051	2,594,859
Sweden: 0.75%
Evolution AB (Consumer discretionary, Hotels, restaurants & leisure)144A	15,569	1,720,143
Switzerland: 1.26%
Coca-Cola HBC AG (Consumer staples, Beverages)	89,745	2,896,854
Taiwan: 1.97%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Information technology, Semiconductors & semiconductor equipment)	32,904	4,519,035
United Kingdom: 6.76%
3i Group PLC (Financials, Capital markets)	78,308	2,797,745
Darktrace plc (Information technology, Software)†	318,254	2,375,718
GSK PLC (Health care, Pharmaceuticals)	126,976	2,634,360
Intermediate Capital Group PLC (Financials, Capital markets)	96,195	2,507,217
Man Group PLC (Financials, Capital markets)	792,849	2,542,589
Shell PLC (Energy, Oil, gas & consumable fuels)	74,957	2,664,616
		15,522,245
United States: 56.16%
Alphabet, Inc. Class A (Communication services, Interactive media & services)†#	30,490	4,963,162
Amazon.com, Inc. (Consumer discretionary, Broadline retail)†#	27,460	4,805,500
Amgen, Inc. (Health care, Biotechnology)#	11,244	3,080,181
Apple, Inc. (Information technology, Technology hardware, storage & peripherals)#	30,049	5,118,246
Ares Capital Corp. (Financials, Capital markets)#	133,530	2,752,053
Arista Networks, Inc. (Information technology, Communications equipment)†#	9,681	2,483,757
AT&T, Inc. (Communication services, Diversified telecommunication services)#	153,434	2,591,500
Atkore, Inc. (Industrials, Electrical equipment)#	14,727	2,581,643
Blackstone Secured Lending Fund (Financials, Capital markets)#	114,999	3,644,318
Bristow Group, Inc. (Energy, Energy equipment & services)†	3,653	96,110
Broadcom, Inc. (Information technology, Semiconductors & semiconductor equipment)#	3,362	4,371,508
Cencora, Inc. (Health care, Health care providers & services)#	10,266	2,454,087
Citigroup, Inc. (Financials, Banks)#	68,655	4,210,611
The accompanying notes are an integral part of these financial statements.
14 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

	Shares	Value
United States(continued)
Colgate-Palmolive Co. (Consumer staples, Household products)#	38,017	$3,494,523
ConocoPhillips (Energy, Oil, gas & consumable fuels)#	35,103	4,409,639
Corebridge Financial, Inc. (Financials, Financial services)#	103,999	2,762,213
Dell Technologies, Inc. Class C (Information technology, Technology hardware, storage & peripherals)#	24,368	3,037,228
Devon Energy Corp. (Energy, Oil, gas & consumable fuels)#	64,604	3,306,433
Eli Lilly & Co. (Health care, Pharmaceuticals)	4,641	3,625,085
EMCOR Group, Inc. (Industrials, Construction & engineering)#	9,599	3,428,475
Ferguson PLC (Industrials, Trading companies & distributors)	15,724	3,300,468
General Motors Co. (Consumer discretionary, Automobiles)#	63,419	2,824,048
Gilead Sciences, Inc. (Health care, Biotechnology)#	32,172	2,097,614
Host Hotels & Resorts, Inc. (Real estate, Hotel & resort REITs)	131,314	2,477,895
HP, Inc. (Information technology, Technology hardware, storage & peripherals)	91,113	2,559,364
KLA Corp. (Information technology, Semiconductors & semiconductor equipment)	4,703	3,241,731
Meta Platforms, Inc. Class A (Communication services, Interactive media & services)#	6,943	2,986,670
Microsoft Corp. (Information technology, Software)	25,351	9,869,905
NVIDIA Corp. (Information technology, Semiconductors & semiconductor equipment)	8,169	7,058,179
Oaktree Specialty Lending Corp. (Financials, Capital markets)	165,353	3,168,164
Owens Corning (Industrials, Building products)	17,137	2,882,615
Pfizer, Inc. (Health care, Pharmaceuticals)	95,148	2,437,692
Public Service Enterprise Group, Inc. (Utilities, Multi-utilities)	33,834	2,337,253
Reliance, Inc. (Materials, Metals & mining)	7,876	2,242,455
Resolute Topco, Inc. (Investment Companies, Investment Companies)†	2,451	24,510
Simon Property Group, Inc. (Real estate, Retail REITs)	22,724	3,193,404
Tesla, Inc. (Consumer discretionary, Automobiles)†	6,384	1,170,060
VICI Properties, Inc. (Real estate, Specialized REITs)	119,383	3,408,385
Walmart, Inc. (Consumer staples, Consumer staples distribution & retail)	76,012	4,511,312
		129,007,996
Total common stocks (Cost $165,875,562)		218,657,867

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 17.69%
United States: 17.69%
AdaptHealth LLC (Consumer, non-cyclical, Pharmaceuticals)144A	5.13%	3-1-2030	$210,000	178,756
Adient Global Holdings Ltd. (Consumer, cyclical, Auto parts & equipment)144A	8.25	4-15-2031	120,000	124,613
Aethon United BR LP/Aethon United Finance Corp. (Energy, Oil & gas)144A	8.25	2-15-2026	365,000	367,359
Aircastle Ltd. Series A (5 Year Treasury Constant Maturity+4.41%) (Financial, Diversified financial services)144Aʊ±	5.25	6-15-2026	330,000	311,794
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 15

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Allied Universal Holdco LLC (Consumer, non-cyclical, Commercial services)144A	7.88%	2-15-2031	$90,000	$90,199
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services)144A	6.00	6-1-2029	355,000	301,401
Allied Universal Holdco LLC/Allied Universal Finance Corp. (Consumer, non-cyclical, Commercial services)144A	6.63	7-15-2026	83,000	82,781
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (Consumer, cyclical, Airlines)144A	5.50	4-20-2026	56,667	56,009
American Axle & Manufacturing, Inc. (Consumer, cyclical, Auto parts & equipment)	5.00	10-1-2029	250,000	225,562
AmWINS Group, Inc. (Financial, Insurance)144A	4.88	6-30-2029	275,000	249,997
AmWINS Group, Inc. (Financial, Insurance)144A	6.38	2-15-2029	130,000	128,426
Antero Midstream Partners LP/Antero Midstream Finance Corp. (Energy, Pipelines)144A	6.63	2-1-2032	260,000	259,216
Arches Buyer, Inc. (Communications, Internet)144A	4.25	6-1-2028	175,000	150,061
Arches Buyer, Inc. (Communications, Internet)144A	6.13	12-1-2028	160,000	130,140
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (Industrial, Packaging & containers)144A	6.00	6-15-2027	225,000	218,105
AssuredPartners, Inc. (Financial, Insurance)144A	5.63	1-15-2029	270,000	246,208
AthenaHealth Group, Inc. (Technology, Software)144A	6.50	2-15-2030	315,000	283,578
B&G Foods, Inc. (Consumer, non-cyclical, Food)144A	8.00	9-15-2028	400,000	414,501
Bank of America Corp. Series RR (5 Year Treasury Constant Maturity+2.76%) (Financial, Banks)ʊ±	4.38	1-27-2027	155,000	142,153
Bath & Body Works, Inc. (Consumer, cyclical, Retail)144A	6.63	10-1-2030	80,000	79,940
Berry Global, Inc. (Industrial, Packaging & containers)144A	5.63	7-15-2027	200,000	195,051
Brandywine Operating Partnership LP (Financial, REITS)	8.88	4-12-2029	165,000	168,853
Bristow Group, Inc. (Energy, Oil & gas services)144A	6.88	3-1-2028	425,000	412,185
BroadStreet Partners, Inc. (Financial, Insurance)144A	5.88	4-15-2029	225,000	205,045
Buckeye Partners LP (Energy, Pipelines)	5.85	11-15-2043	200,000	168,896
Cablevision Lightpath LLC (Communications, Internet)144A	3.88	9-15-2027	145,000	127,941
Cablevision Lightpath LLC (Communications, Internet)144A	5.63	9-15-2028	130,000	104,907
Camelot Return Merger Sub, Inc. (Industrial, Building materials)144A	8.75	8-1-2028	415,000	407,988
Carnival Holdings Bermuda Ltd. (Consumer, cyclical, Leisure time)144A	10.38	5-1-2028	335,000	363,229
Catalent Pharma Solutions, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.00	7-15-2027	245,000	240,255
CCM Merger, Inc. (Consumer, cyclical, Entertainment)144A	6.38	5-1-2026	595,000	593,558
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.25	1-15-2034	250,000	181,128
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	4.50	8-15-2030	825,000	670,437
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)	4.50	5-1-2032	75,000	57,586
CCO Holdings LLC/CCO Holdings Capital Corp. (Communications, Media)144A	5.00	2-1-2028	25,000	22,767
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	7.50	1-1-2030	110,000	112,509
Chart Industries, Inc. (Industrial, Machinery-diversified)144A	9.50	1-1-2031	85,000	91,248
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.25	5-15-2030	165,000	134,902
The accompanying notes are an integral part of these financial statements.
16 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	5.63%	3-15-2027	$225,000	$206,019
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.00	1-15-2029	10,000	8,724
CHS/Community Health Systems, Inc. (Consumer, non-cyclical, Healthcare-services)144A	8.00	3-15-2026	62,000	61,698
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	4.75	1-15-2028	390,000	368,477
Churchill Downs, Inc. (Consumer, cyclical, Entertainment)144A	6.75	5-1-2031	50,000	49,637
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	5.25	7-15-2028	140,000	130,003
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	5.88	3-15-2026	75,000	74,055
Cinemark USA, Inc. (Consumer, cyclical, Entertainment)144A	8.75	5-1-2025	135,000	135,000
Citigroup, Inc. Series X (5 Year Treasury Constant Maturity+3.42%) (Financial, Banks)ʊ±	3.88	2-18-2026	235,000	220,591
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	7.50	6-1-2029	170,000	136,990
Clear Channel Outdoor Holdings, Inc. (Communications, Advertising)144A	9.00	9-15-2028	160,000	164,490
Cloud Software Group, Inc. (Technology, Software)144A	6.50	3-31-2029	180,000	170,722
Cloud Software Group, Inc. (Technology, Software)144A	9.00	9-30-2029	345,000	331,978
Clydesdale Acquisition Holdings, Inc. (Industrial, Packaging & containers)144A	8.75	4-15-2030	235,000	227,116
CommScope, Inc. (Communications, Telecommunications)144A	6.00	3-1-2026	95,000	84,906
Cooper Tire & Rubber Co. (Consumer, cyclical, Auto parts & equipment)	7.63	3-15-2027	190,000	192,850
CoreCivic, Inc. (Consumer, non-cyclical, Commercial services)	8.25	4-15-2029	445,000	459,816
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	5.50	6-15-2031	350,000	321,628
CQP Holdco LP/BIP-V Chinook Holdco LLC (Energy, Pipelines)144A	7.50	12-15-2033	250,000	251,535
Crescent Energy Finance LLC (Energy, Oil & gas)144A	7.63	4-1-2032	5,000	5,019
Crocs, Inc. (Consumer, cyclical, Apparel)144A	4.13	8-15-2031	165,000	138,463
Crocs, Inc. (Consumer, cyclical, Apparel)144A	4.25	3-15-2029	270,000	242,053
CSC Holdings LLC (Communications, Media)144A	4.63	12-1-2030	225,000	97,657
CSC Holdings LLC (Communications, Media)144A	5.75	1-15-2030	60,000	26,311
CSC Holdings LLC (Communications, Media)144A	11.25	5-15-2028	200,000	176,907
CSC Holdings LLC (Communications, Media)144A	11.75	1-31-2029	165,000	146,590
Dave & Buster’s, Inc. (Consumer, cyclical, Retail)144A	7.63	11-1-2025	75,000	75,486
Directv Financing LLC/Directv Financing Co-Obligor, Inc. (Communications, Media)144A	5.88	8-15-2027	100,000	93,208
DISH Network Corp. (Communications, Media)144A	11.75	11-15-2027	150,000	151,206
DT Midstream, Inc. (Energy, Pipelines)144A	4.13	6-15-2029	75,000	67,978
DT Midstream, Inc. (Energy, Pipelines)144A	4.38	6-15-2031	75,000	66,582
Edison International (5 Year Treasury Constant Maturity+3.86%) (Utilities, Electric)±	8.13	6-15-2053	145,000	147,887
EMRLD Borrower LP/Emerald Co-Issuer, Inc. (Industrial, Building materials)144A	6.63	12-15-2030	280,000	277,491
Enact Holdings, Inc. (Financial, Diversified financial services)144A	6.50	8-15-2025	175,000	174,843
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas)144A	8.50	5-1-2028	255,000	258,134
Encino Acquisition Partners Holdings LLC (Energy, Oil & gas)144A	8.75	5-1-2031	70,000	71,278
Encore Capital Group, Inc. (Financial, Diversified financial services)144A	9.25	4-1-2029	200,000	204,329
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 17

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Endo Finance Holdings, Inc. (Consumer, non-cyclical, Pharmaceuticals)144A	8.50%	4-15-2031	$135,000	$137,169
Energy Transfer LP (5 Year Treasury Constant Maturity+4.02%) (Energy, Pipelines)±	8.00	5-15-2054	45,000	46,341
Energy Transfer LP Series H (5 Year Treasury Constant Maturity+5.69%) (Energy, Pipelines)ʊ±	6.50	11-15-2026	80,000	77,628
EnLink Midstream Partners LP (Energy, Pipelines)	5.05	4-1-2045	180,000	144,763
EnLink Midstream Partners LP (Energy, Pipelines)	5.60	4-1-2044	180,000	155,876
Enviva Partners LP/Enviva Partners Finance Corp. (Energy, Energy- alternate sources)144A†	6.50	1-15-2026	710,000	305,300
FirstCash, Inc. (Consumer, cyclical, Retail)144A	4.63	9-1-2028	225,000	208,172
FirstCash, Inc. (Consumer, cyclical, Retail)144A	6.88	3-1-2032	125,000	123,420
Ford Motor Co. (Consumer, cyclical, Auto manufacturers)	4.75	1-15-2043	190,000	149,597
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	5.50	5-1-2028	245,000	235,145
Fortress Transportation & Infrastructure Investors LLC (Industrial, Trucking & leasing)144A	7.00	5-1-2031	235,000	236,270
Gap, Inc. (Consumer, cyclical, Retail)144A	3.88	10-1-2031	150,000	121,910
Genesee & Wyoming, Inc. (Industrial, Transportation)144A	6.25	4-15-2032	100,000	99,389
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)144A	8.63	4-15-2029	375,000	379,635
GEO Group, Inc. (Consumer, non-cyclical, Commercial services)144A	10.25	4-15-2031	305,000	314,437
G-III Apparel Group Ltd. (Consumer, cyclical, Distribution/wholesale)144A	7.88	8-15-2025	240,000	241,171
Harvest Midstream I LP (Energy, Pipelines)144A	7.50	9-1-2028	275,000	275,754
Harvest Midstream I LP (Energy, Pipelines)144A%%	7.50	5-15-2032	70,000	70,087
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class A (Consumer, cyclical, Airlines)	3.90	1-15-2026	140,354	131,413
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (Consumer, cyclical, Airlines)144A	5.75	1-20-2026	210,000	196,957
Hess Midstream Operations LP (Energy, Pipelines)144A	5.50	10-15-2030	85,000	81,271
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	5.75	2-1-2029	215,000	206,536
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	4-15-2030	30,000	28,725
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.00	2-1-2031	100,000	95,464
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.25	11-1-2028	150,000	147,794
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	6.25	4-15-2032	30,000	28,966
Hilcorp Energy I LP/Hilcorp Finance Co. (Energy, Oil & gas)144A	8.38	11-1-2033	20,000	21,454
HUB International Ltd. (Financial, Insurance)144A	5.63	12-1-2029	105,000	96,640
HUB International Ltd. (Financial, Insurance)144A	7.25	6-15-2030	35,000	35,513
HUB International Ltd. (Financial, Insurance)144A	7.38	1-31-2032	250,000	247,697
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (Financial, Investment Companies)	5.25	5-15-2027	55,000	50,503
IQVIA, Inc. (Consumer, non-cyclical, Healthcare-services)144A	6.50	5-15-2030	430,000	431,951
Iron Mountain, Inc. (Financial, REITS)144A	4.50	2-15-2031	230,000	202,864
Iron Mountain, Inc. (Financial, REITS)144A	5.25	7-15-2030	270,000	250,597
Jane Street Group/JSG Finance, Inc. (Financial, Diversified financial services)144A	7.13	4-30-2031	100,000	100,626
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (Financial, Diversified financial services)144A	5.00	8-15-2028	145,000	130,458
The accompanying notes are an integral part of these financial statements.
18 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
JPMorgan Chase & Co. Series HH (U.S. SOFR 3 Month+3.13%) (Financial, Banks)ʊ±	4.60%	2-1-2025	$135,000	$132,793
Kinetik Holdings LP (Energy, Pipelines)144A	5.88	6-15-2030	245,000	236,884
Kinetik Holdings LP (Energy, Pipelines)144A	6.63	12-15-2028	50,000	50,241
Kohl’s Corp. (Consumer, cyclical, Retail)	4.63	5-1-2031	200,000	164,885
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (Financial, REITS)144A	5.25	10-1-2025	265,000	260,679
LGI Homes, Inc. (Consumer, cyclical, Home builders)144A	8.75	12-15-2028	120,000	124,826
Lithia Motors, Inc. (Consumer, cyclical, Retail)144A	4.38	1-15-2031	150,000	131,326
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment)144A	3.75	1-15-2028	140,000	126,894
Live Nation Entertainment, Inc. (Consumer, cyclical, Entertainment)144A	5.63	3-15-2026	135,000	132,618
LSF9 Atlantis Holdings LLC/Victra Finance Corp. (Consumer, cyclical, Retail)144A	7.75	2-15-2026	175,000	171,552
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	5.88	4-1-2029	125,000	120,521
Macy’s Retail Holdings LLC (Consumer, cyclical, Retail)144A	6.13	3-15-2032	265,000	250,668
Match Group Holdings II LLC (Communications, Internet)144A	5.63	2-15-2029	480,000	456,596
Mauser Packaging Solutions Holding Co. (Industrial, Packaging & containers)144A	7.88	4-15-2027	85,000	86,594
McAfee Corp. (Technology, Computers)144A	7.38	2-15-2030	110,000	101,890
Michaels Cos., Inc. (Consumer, cyclical, Retail)144A	7.88	5-1-2029	140,000	102,580
ModivCare Escrow Issuer, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.00	10-1-2029	225,000	156,307
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Commercial services)144A	5.50	9-1-2028	110,000	89,635
MPH Acquisition Holdings LLC (Consumer, non-cyclical, Commercial services)144A	5.75	11-1-2028	370,000	271,964
Nabors Industries Ltd. (Energy, Oil & gas)144A	7.50	1-15-2028	205,000	194,370
Nabors Industries, Inc. (Energy, Oil & gas)144A	9.13	1-31-2030	265,000	273,264
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	5.00	2-1-2026	240,000	233,476
Nationstar Mortgage Holdings, Inc. (Financial, Diversified financial services)144A	7.13	2-1-2032	200,000	197,139
Navient Corp. (Financial, Diversified financial services)	5.00	3-15-2027	135,000	127,271
Navient Corp. (Financial, Diversified financial services)	11.50	3-15-2031	20,000	21,869
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	5.88	3-15-2026	130,000	127,377
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	5.88	2-15-2027	140,000	136,762
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	7.75	2-15-2029	130,000	132,792
NCL Corp. Ltd. (Consumer, cyclical, Leisure time)144A	8.13	1-15-2029	60,000	62,486
Newell Brands, Inc. (Consumer, cyclical, Housewares)	5.70	4-1-2026	260,000	255,854
Nexstar Media, Inc. (Communications, Media)144A	5.63	7-15-2027	140,000	131,652
NextEra Energy Operating Partners LP (Utilities, Electric)144A	4.25	9-15-2024	2,000	1,972
NextEra Energy Operating Partners LP (Utilities, Electric)144A	4.50	9-15-2027	140,000	130,447
NextEra Energy Operating Partners LP (Utilities, Electric)144A	7.25	1-15-2029	230,000	232,964
NMG Holding Co., Inc./Neiman Marcus Group LLC (Consumer, cyclical, Retail)144A	7.13	4-1-2026	210,000	209,026
NSG Holdings LLC/NSG Holdings, Inc. (Utilities, Electric)144A	7.75	12-15-2025	55,607	55,051
Oceaneering International, Inc. (Energy, Oil & gas services)	6.00	2-1-2028	315,000	309,826
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 19

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
OneMain Finance Corp. (Financial, Diversified financial services)	7.13%	3-15-2026	$125,000	$126,137
Oppenheimer Holdings, Inc. (Financial, Diversified financial services)	5.50	10-1-2025	300,000	294,750
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	4.63	3-15-2030	150,000	132,430
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	5.00	8-15-2027	75,000	71,383
Outfront Media Capital LLC/Outfront Media Capital Corp. (Communications, Advertising)144A	7.38	2-15-2031	190,000	194,978
Owens-Brockway Glass Container, Inc. (Industrial, Packaging & containers)144A	7.25	5-15-2031	175,000	175,268
Panther Escrow Issuer LLC (Financial, Insurance)144A	7.13	6-1-2031	35,000	35,182
Pattern Energy Operations LP/Pattern Energy Operations, Inc. (Utilities, Electric)144A	4.50	8-15-2028	575,000	514,139
Pediatrix Medical Group, Inc. (Consumer, non-cyclical, Healthcare- services)144A	5.38	2-15-2030	295,000	258,122
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	4.75	2-15-2028	215,000	198,412
PetSmart, Inc./PetSmart Finance Corp. (Consumer, cyclical, Retail)144A	7.75	2-15-2029	260,000	247,126
PG&E Corp. (Utilities, Electric)	5.25	7-1-2030	580,000	543,050
PRA Group, Inc. (Financial, Diversified financial services)144A	5.00	10-1-2029	475,000	393,216
Prairie Acquiror LP (Energy, Pipelines)144A	9.00	8-1-2029	205,000	209,389
Prime Security Services Borrower LLC/Prime Finance, Inc. (Consumer, non-cyclical, Commercial services)144A	6.25	1-15-2028	175,000	170,960
Raising Cane’s Restaurants LLC (Consumer, cyclical, Retail)144A	9.38	5-1-2029	185,000	198,414
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (Financial, Diversified financial services)144A	4.00	10-15-2033	120,000	97,967
Rocket Software, Inc. (Technology, Software)144A%%	9.00	11-28-2028	185,000	185,701
Rockies Express Pipeline LLC (Energy, Pipelines)144A	6.88	4-15-2040	300,000	285,172
Sabre Global, Inc. (Consumer, non-cyclical, Commercial services)144A	11.25	12-15-2027	395,000	369,167
Sally Holdings LLC/Sally Capital, Inc. (Consumer, cyclical, Retail)	6.75	3-1-2032	215,000	207,832
SCIH Salt Holdings, Inc. (Basic materials, Chemicals)144A	6.63	5-1-2029	190,000	175,310
Scripps Escrow II, Inc. (Communications, Media)144A	5.38	1-15-2031	370,000	218,311
Seagate HDD Cayman (Technology, Computers)144A	8.25	12-15-2029	35,000	37,201
Seagate HDD Cayman (Technology, Computers)144A	8.50	7-15-2031	225,000	240,234
Sealed Air Corp./Sealed Air Corp. U.S. (Industrial, Packaging & containers)144A	7.25	2-15-2031	65,000	66,172
Select Medical Corp. (Consumer, non-cyclical, Healthcare- services)144A	6.25	8-15-2026	200,000	200,075
Sempra (5 Year Treasury Constant Maturity+2.87%) (Utilities, Electric)±	4.13	4-1-2052	250,000	226,067
Service Corp. International (Consumer, non-cyclical, Commercial services)	7.50	4-1-2027	10,000	10,287
Service Properties Trust (Financial, REITS)	4.75	10-1-2026	35,000	32,498
Service Properties Trust (Financial, REITS)144A	8.63	11-15-2031	370,000	388,589
Sirius XM Radio, Inc. (Communications, Media)144A	4.13	7-1-2030	575,000	487,635
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc. (Consumer, cyclical, Entertainment)144A%%	6.63	5-1-2032	255,000	253,983
The accompanying notes are an integral part of these financial statements.
20 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
Sotheby’s/Bidfair Holdings, Inc. (Consumer, non-cyclical, Commercial services)144A	5.88%	6-1-2029	$210,000	$174,742
Southwestern Energy Co. (Energy, Oil & gas)	8.38	9-15-2028	125,000	129,042
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Consumer, cyclical, Airlines)144A	8.00	9-20-2025	130,000	101,535
SS&C Technologies, Inc. (Technology, Software)144A	5.50	9-30-2027	175,000	170,103
Star Parent, Inc. (Consumer, non-cyclical, Healthcare-services)144A	9.00	10-1-2030	275,000	287,664
Starwood Property Trust, Inc. (Financial, REITS)144A	4.38	1-15-2027	250,000	231,526
Starwood Property Trust, Inc. (Financial, REITS)	4.75	3-15-2025	75,000	74,079
Surgery Center Holdings, Inc. (Consumer, non-cyclical, Healthcare- services)144A	7.25	4-15-2032	105,000	104,857
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Energy, Pipelines)144A	6.00	12-31-2030	335,000	315,123
Talos Production, Inc. (Energy, Oil & gas)144A	9.00	2-1-2029	50,000	52,753
Tapestry, Inc. (Consumer, cyclical, Apparel)	7.85	11-27-2033	200,000	208,919
Taylor Morrison Communities, Inc. (Consumer, cyclical, Home builders)144A	5.13	8-1-2030	60,000	55,870
Tenet Healthcare Corp. (Consumer, non-cyclical, Healthcare- services)144A	6.75	5-15-2031	410,000	410,813
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	4.75	1-15-2030	175,000	155,983
TerraForm Power Operating LLC (Energy, Energy-alternate sources)144A	5.00	1-31-2028	410,000	382,600
TK Elevator U.S. Newco, Inc. (Industrial, Machinery-diversified)144A	5.25	7-15-2027	345,000	330,016
Townsquare Media, Inc. (Communications, Media)144A	6.88	2-1-2026	415,000	402,741
TransDigm Group, Inc. (Industrial, Aerospace/defense)144A	6.63	3-1-2032	190,000	189,677
Tri Pointe Homes, Inc. (Consumer, cyclical, Home builders)	5.70	6-15-2028	135,000	130,663
Uber Technologies, Inc. (Communications, Internet)144A	8.00	11-1-2026	175,000	176,736
United Wholesale Mortgage LLC (Financial, Diversified financial services)144A	5.50	4-15-2029	130,000	120,769
Upbound Group, Inc. (Consumer, non-cyclical, Commercial services)144A	6.38	2-15-2029	375,000	359,992
Venture Global Calcasieu Pass LLC (Energy, Pipelines)144A	6.25	1-15-2030	360,000	355,938
Venture Global LNG, Inc. (Energy, Pipelines)144A	8.38	6-1-2031	330,000	338,650
Venture Global LNG, Inc. (Energy, Pipelines)144A	9.88	2-1-2032	200,000	213,421
Viking Cruises Ltd. (Consumer, cyclical, Leisure time)144A	7.00	2-15-2029	130,000	129,507
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%) (Utilities, Electric)144Aʊ±	7.00	12-15-2026	275,000	271,639
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%) (Utilities, Electric)144Aʊ±	8.88	1-15-2029	125,000	128,826
Vistra Operations Co. LLC (Utilities, Electric)144A	7.75	10-15-2031	170,000	174,351
Werner FinCo LP/Werner FinCo, Inc. (Industrial, Hand/machine tools)144A	11.50	6-15-2028	315,000	343,562
Werner FinCo LP/Werner FinCo, Inc. (PIK at 5.75%) (Industrial, Hand/machine tools)144A¥	14.50	10-15-2028	439,527	415,909
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 21

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
United States(continued)
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	6.75%	4-23-2030	$170,000	$170,354
ZF North America Capital, Inc. (Consumer, cyclical, Auto parts & equipment)144A	6.88	4-23-2032	150,000	151,574
Total corporate bonds and notes (Cost $41,594,956)				40,632,576
Loans: 0.79%
American Greetings Corp. (U.S. SOFR 3 Month+5.75) (Consumer, cyclical, Housewares)±	11.07	10-23-2029	35,000	34,672
Asurion LLC (U.S. SOFR 1 Month+5.25%) (Financial, Insurance)±	10.68	1-31-2028	61,758	56,085
Asurion LLC (U.S. SOFR 1 Month+3.25%) (Financial, Insurance)±	8.68	12-23-2026	445,501	434,982
Carnival Corp. (U.S. SOFR 1 Month+2.75%) (Consumer, cyclical, Leisure time)±	8.07	8-8-2027	19,076	19,171
DirecTV Financing LLC (U.S. SOFR 1 Month+5.00%) (Communications, Media)±	10.43	8-2-2027	57,277	57,553
Enviva, Inc. (U.S. SOFR 3 Month+8.00%) (Energy, Energy-alternate sources)±	13.30	12-13-2024	75,196	85,473
First Brands Group LLC (U.S. SOFR 3 Month+5.00%) (Consumer, cyclical, Auto parts & equipment)±	10.59	3-30-2027	139,666	133,171
GIP III Stetson I LP (U.S. SOFR 1 Month+4.25%) (Energy, Pipelines)±	9.67	10-31-2028	249,157	249,780
Hubbard Radio LLC (U.S. SOFR 1 Month+4.25%) (Communications, Media)±	9.57	3-28-2025	119,329	97,850
Mileage Plus Holdings LLC (U.S. SOFR 3 Month+5.25%) (Consumer, cyclical, Airlines)±	10.73	6-21-2027	191,750	196,643
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+4.25%) (Consumer, non-cyclical, Commercial services)±	9.85	9-1-2028	32,437	29,951
Petco Health & Wellness Co., Inc. (U.S. SOFR 3 Month+3.25%) (Consumer, cyclical, Retail)±	8.82	3-3-2028	135,000	116,347
Prairie ECI Acquiror LP (U.S. SOFR 1 Month+4.75%) (Energy, Pipelines)±	10.07	8-1-2029	80,000	80,020
Resolute Investment Managers, Inc. (U.S. SOFR 3 Month+6.50%) (Financial, Diversified financial services)‡±	12.07	4-30-2027	107,199	105,591
Rocket Software, Inc. (U.S. SOFR 1 Month+4.75%) (Technology, Software)±	10.07	11-28-2028	40,000	39,738
SkyMiles IP Ltd. (U.S. SOFR 3 Month+3.75%) (Consumer, cyclical, Airlines)±	9.07	10-20-2027	81,336	83,785
Total loans (Cost $1,824,995)				1,820,812

	Dividend rate	Shares
Preferred stocks: 1.24%
Brazil: 0.98%
Petroleo Brasileiro SA (Energy, Oil, gas & consumable fuels)	0.11	278,618	2,254,656
United States: 0.26%
CoBank ACB (U.S. SOFR 3 Month+1.44%) (Financials, Banks)144A±	6.74	750	592,500
Total preferred stocks (Cost $2,808,254)			2,847,156
The accompanying notes are an integral part of these financial statements.
22 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Yankee corporate bonds and notes: 2.93%
Canada: 0.70%
Air Canada Pass-Through Trust Series 2020-1 Class C (Consumer, cyclical, Airlines)144A	10.50%	7-15-2026	$405,000	$439,425
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%) (Utilities, Electric)±	4.75	1-18-2082	125,000	108,418
Bombardier, Inc. (Industrial, Aerospace/defense)144A	8.75	11-15-2030	175,000	186,180
Emera, Inc. Series 16-A (3 Month LIBOR+5.44%) (Utilities, Electric)±	6.75	6-15-2076	270,000	266,922
Enbridge, Inc. (5 Year Treasury Constant Maturity+4.42%) (Energy, Pipelines)±	7.63	1-15-2083	225,000	224,011
Northriver Midstream Finance LP (Energy, Pipelines)144A	5.63	2-15-2026	385,000	376,876
				1,601,832
France: 0.26%
Altice France SA (Communications, Telecommunications)144A	8.13	2-1-2027	220,000	165,630
Banijay Entertainment SASU (Consumer, cyclical, Entertainment)144A	8.13	5-1-2029	225,000	230,217
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%) (Financial, Banks)144Aʊ±	8.00	8-22-2031	200,000	198,745
				594,592
Germany: 0.08%
TK Elevator Holdco GmbH (Industrial, Machinery-diversified)144A	7.63	7-15-2028	200,000	196,016
Ireland: 0.09%
Castlelake Aviation Finance DAC (Financial, Diversified financial services)144A	5.00	4-15-2027	225,000	216,535
Italy: 0.09%
Intesa Sanpaolo SpA (5 Year USD Swap Rate+5.46%) (Financial, Banks)144Aʊ±	7.70	9-17-2025	205,000	203,200
Liberia: 0.38%
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.38	7-15-2027	30,000	29,195
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	5.50	4-1-2028	300,000	292,010
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	6.25	3-15-2032	400,000	394,309
Royal Caribbean Cruises Ltd. (Consumer, cyclical, Leisure time)144A	9.25	1-15-2029	155,000	165,533
				881,047
Mexico: 0.14%
BBVA Bancomer SA (5 Year Treasury Constant Maturity+4.21%) (Financial, Banks)144A±	8.13	1-8-2039	75,000	75,984
Borr IHC Ltd./Borr Finance LLC (Energy, Oil & gas)144A	10.00	11-15-2028	235,000	242,925
				318,909
Netherlands: 0.37%
Braskem Netherlands Finance BV (Basic materials, Chemicals)144A	4.50	1-31-2030	180,000	151,784
Sensata Technologies BV (Industrial, Electronics)144A	4.00	4-15-2029	145,000	129,816
Sensata Technologies BV (Industrial, Electronics)144A	5.88	9-1-2030	170,000	164,011
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 23

Portfolio of investments—April 30, 2024 (unaudited)

	Interest rate	Maturity date	Principal	Value
Netherlands(continued)
Teva Pharmaceutical Finance Netherlands III BV (Consumer, non- cyclical, Pharmaceuticals)	8.13%	9-15-2031	$250,000	$269,789
Trivium Packaging Finance BV (Industrial, Packaging & containers)144A	8.50	8-15-2027	130,000	128,734
				844,134
Panama: 0.22%
Carnival Corp. (Consumer, cyclical, Leisure time)144A	6.00	5-1-2029	350,000	339,165
Carnival Corp. (Consumer, cyclical, Leisure time)144A	7.00	8-15-2029	70,000	71,860
Carnival Corp. (Consumer, cyclical, Leisure time)144A	7.63	3-1-2026	95,000	95,590
				506,615
Switzerland: 0.15%
UBS Group AG (5 Year Treasury Constant Maturity+3.40%) (Financial, Banks)144Aʊ±	4.88	2-12-2027	225,000	202,025
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Consumer, cyclical, Airlines)144A	9.50	6-1-2028	165,000	147,755
				349,780
United Kingdom: 0.45%
Aston Martin Capital Holdings Ltd. (Consumer, cyclical, Auto manufacturers)144A	10.00	3-31-2029	200,000	195,879
Drax Finco PLC (Utilities, Electric)144A	6.63	11-1-2025	340,000	340,000
HSBC Holdings PLC (USD ICE Swap Rate 11:00am NY 5 Year+3.75%) (Financial, Banks)ʊ±	6.00	5-22-2027	200,000	190,275
Macquarie Airfinance Holdings Ltd. (Financial, Diversified financial services)144A	6.50	3-26-2031	60,000	60,045
Macquarie Airfinance Holdings Ltd. (Financial, Diversified financial services)144A	8.38	5-1-2028	230,000	241,465
				1,027,664
Total yankee corporate bonds and notes (Cost $6,747,144)				6,740,324

		Yield	Shares
Short-term investments: 2.56%
Investment companies: 2.56%
Allspring Government Money Market Fund Select Class♠∞##		5.23	5,880,819	5,880,819
Total short-term investments (Cost $5,880,819)				5,880,819
Total investments in securities (Cost $224,731,730)	120.40%			276,579,554
Other assets and liabilities, net	(20.40)			(46,859,294)
Total net assets	100.00%			$229,720,260

The accompanying notes are an integral part of these financial statements.
24 | Allspring Global Dividend Opportunity Fund

Portfolio of investments—April 30, 2024 (unaudited)

†	Non-income-earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

Abbreviations:
ADR	American depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,982,016	$30,635,542	$(29,736,739)	$0	$0	$5,880,819	5,880,819	$124,807
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call
iShares MSCI EAFE ETF	Morgan Stanley Co.	(79)	$(608,300)	$77.00	5-3-2024	$(5,412)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(195)	(1,491,750)	76.50	5-24-2024	(35,587)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(861)	(6,715,800)	78.00	6-21-2024	(100,306)
iShares MSCI EAFE ETF	Morgan Stanley Co.	(693)	(5,093,550)	73.50	6-21-2024	(285,862)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,372)	(5,899,600)	43.00	5-3-2024	(7)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,140)	(4,845,000)	42.50	5-10-2024	(4,560)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(230)	(989,000)	43.00	5-24-2024	(4,025)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,882)	(8,469,000)	45.00	6-21-2024	(28,230)
iShares MSCI Emerging Markets ETF	Morgan Stanley Co.	(1,111)	(4,832,850)	43.50	6-21-2024	(15,554)
Nasdaq 100 Stock Index	Morgan Stanley Co.	(1)	(1,762,500)	17,625.00	5-3-2024	(9,510)
Russell 2000 Index	Morgan Stanley Co.	(55)	(12,677,500)	2,305.00	5-3-2024	0
Russell 2000 Index	Morgan Stanley Co.	(26)	(5,746,000)	2,210.00	5-3-2024	0
Russell 2000 Index	Morgan Stanley Co.	(1)	(196,500)	1,965.00	5-10-2024	(3,515)
Russell 2000 Index	Morgan Stanley Co.	(48)	(10,368,000)	2,160.00	5-24-2024	(8,520)
Russell 2000 Index	Morgan Stanley Co.	(8)	(1,768,000)	2,210.00	6-21-2024	(3,000)
S&P 500 Index	Morgan Stanley Co.	(4)	(2,050,000)	5,125.00	5-3-2024	(2,900)
S&P 500 Index	Morgan Stanley Co.	(4)	(2,044,000)	5,110.00	5-3-2024	(4,080)
S&P 500 Index	Morgan Stanley Co.	(6)	(3,069,000)	5,115.00	5-10-2024	(11,880)
S&P 500 Index	Morgan Stanley Co.	(11)	(5,951,000)	5,410.00	5-10-2024	(138)
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 25

Portfolio of investments—April 30, 2024 (unaudited)

Written options (continued)
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Call (continued)
S&P 500 Index	Morgan Stanley Co.	(8)	$(3,916,000)	$4,895.00	5-17-2024	$(135,040)
S&P 500 Index	Morgan Stanley Co.	(2)	(1,004,000)	5,020.00	5-24-2024	(18,060)
S&P 500 Index	Morgan Stanley Co.	(4)	(2,300,000)	5,750.00	6-28-2024	(160)
SPDR Dow Jones Industrial Average ETF	Morgan Stanley Co.	(506)	(19,987,000)	395.00	5-17-2024	(10,334)
SPDR Euro STOXX 50 ETF	Morgan Stanley Co.	(109)	(528,650)	48.50	5-10-2024	(17,712)
						$(704,392)
The accompanying notes are an integral part of these financial statements.
26 | Allspring Global Dividend Opportunity Fund

Statement of assets and liabilities—April 30, 2024 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $218,850,911)	$270,698,735
Investments in affiliated securities, at value (cost $5,880,819)	5,880,819
Foreign currency, at value (cost $774)	770
Receivable for dividends and interest	2,686,139
Receivable for investments sold	76,428
Unrealized gains on unfunded loan commitments	7,269
Prepaid expenses and other assets	153,591
Total assets	279,503,751
Liabilities
Secured borrowing payable	47,500,000
Written options, at value (premiums received $1,305,174)	704,392
Payable for when-issued transactions	509,741
Payable for dividends on securities sold short	264,798
Advisory fee payable	194,294
Payable for investments purchased	132,757
Payable for Fund shares repurchased	71,760
Overdraft due to custodian bank	21,328
Administration fee payable	11,429
Accrued expenses and other liabilities	372,992
Total liabilities	49,783,491
Total net assets	$229,720,260
Net assets consist of
Paid-in capital	$338,820,833
Total distributable loss	(109,100,573)
Total net assets	$229,720,260
Net asset value per share
Based on $229,720,260 divided by 43,065,914 shares issued and outstanding (unlimited number of shares authorized)	$5.33
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 27

Statement of operations—six months ended April 30, 2024 (unaudited)
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $269,652)	$4,319,123
Interest	1,900,774
Income from affiliated securities	124,807
Total investment income	6,344,704
Expenses
Advisory fee	1,134,554
Administration fee	66,739
Custody and accounting fees	21,746
Professional fees	79,733
Shareholder report expenses	28,572
Trustees’ fees and expenses	8,093
Transfer agent fees	16,970
Interest expense	1,461,607
Dividends on securities sold short	264,797
Other fees and expenses	6,433
Total expenses	3,089,244
Net investment income	3,255,460
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	6,059,161
Securities sold short	(917,731)
Foreign currency and foreign currency translations	9,640
Forward foreign currency contracts	1,859
Written options	(506,419)
Net realized gains on investments	4,646,510
Net change in unrealized gains (losses) on
Unaffiliated securities	36,355,375
Foreign currency and foreign currency translations	(1,123)
Written options	(55,397)
Unfunded loans	7,269
Net change in unrealized gains (losses) on investments	36,306,124
Net realized and unrealized gains (losses) on investments	40,952,634
Net increase in net assets resulting from operations	$44,208,094
The accompanying notes are an integral part of these financial statements.
28 | Allspring Global Dividend Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended April 30, 2024 (unaudited)	Year ended October 31, 2023
Operations
Net investment income	$3,255,460	$6,515,918
Net realized gains (losses) on investments	4,646,510	(2,932,048)
Net change in unrealized gains (losses) on investments	36,306,124	13,751,787
Net increase in net assets resulting from operations	44,208,094	17,335,657
Distributions to shareholders from
Net investment income and net realized gains	(9,272,872)	(8,928,910)
Tax basis return of capital	0	(10,388,558)
Total distributions to shareholders	(9,272,872)	(19,317,468)
Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	0	65,308
Cost of shares repurchased	(779,930)	(105,054)
Net decrease from capital share transactions	(779,930)	(39,746)
Total increase (decrease) in net assets	34,155,292	(2,021,557)
Net assets
Beginning of period	195,564,968	197,586,525
End of period	$229,720,260	$195,564,968
The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 29

Statement of cash flows—six months ended April 30, 2024 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$44,208,094
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchases of long-term securities	(89,627,757)
Proceeds from the sales of long-term securities	99,005,603
Amortization, net	(148,795)
Purchases and sales of short-term securities, net	(898,803)
Proceeds from premiums received from written options	5,161,700
Payment to close written options	(5,511,712)
Decrease in receivable for investments sold	15,914
Increase in receivable for dividends and interest	(976,079)
Increase in prepaid expenses and other assets	(54,039)
Decrease in payable for investments purchased	(444,800)
Decrease in trustees’ fees and expenses payable	(4,417)
Increase in advisory fee payable	16,786
Increase in administration fee payable	987
Increase in payable for dividends and interest expense on securities sold short	264,798
Decrease in accrued expenses and other liabilities	(39,245)
Proceeds from foreign currency transactions	8,517
Net realized gains on unaffiliated securities	(6,059,161)
Net realized losses on securities sold short	917,731
Net realized gains on foreign currency and foreign currency translations	(9,640)
Net realized losses from written options	506,419
Net change in unrealized gains (losses) on unaffiliated securities	(36,355,375)
Net change in unrealized gain (losses) on foreign currency and foreign currency translations	1,123
Net change in unrealized gains (losses) on written options	55,397
Net change in unrealized gains (losses) on unfunded loan commitments	(7,269)
Net cash provided by operating activities	10,025,977
Cash flows from financing activities
Due to custodian bank	7,199
Cost of shares repurchased	(760,299)
Cash distributions paid	(9,272,872)
Net cash used in financing activities	(10,025,972)
Net increase in cash	5
Cash (including foreign currency)
Beginning of period	765
End of period	$770
Supplemental cash disclosure
Cash paid for dividends and interest expense on securities sold short	$1,499,264
The accompanying notes are an integral part of these financial statements.
30 | Allspring Global Dividend Opportunity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended April 30, 2024 (unaudited)	Year ended October 31
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$4.52	$4.57	$6.03	$4.84	$5.87	$5.61
Net investment income	0.08 [1]	0.15 [1]	0.13	0.20 [1]	0.16	0.17
Net realized and unrealized gains (losses) on investments	0.93	0.25	(1.06)	1.51	(0.63)	0.68
Total from investment operations	1.01	0.40	(0.93)	1.71	(0.47)	0.85
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.18)	(0.26)	(0.18)	(0.20)
Tax basis return of capital	0.00	(0.24)	(0.35)	(0.26)	(0.39)	(0.40)
Total distributions to shareholders	(0.21)	(0.45)	(0.53)	(0.52)	(0.57)	(0.60)
Anti-dilutive effect of shares repurchased	0.01	0.00 [2]	0.00	0.00 [2]	0.01	0.01
Net asset value, end of period	$5.33	$4.52	$4.57	$6.03	$4.84	$5.87
Market value, end of period	$4.54	$3.84	$4.63	$5.81	$4.09	$5.55
Total return based on market value[3]	23.94%	(8.16)%	(11.43)%	56.27%	(16.35)%	25.71%
Ratios to average net assets (annualized)
Expenses*	2.81%	2.98%	1.86%	1.37%	1.60%	1.89%
Net investment income*	2.96%	3.18%	2.52%	3.57%	3.17%	2.96%
Supplemental data
Portfolio turnover rate	34%	97%	97%	105%	108%	109%
Net assets, end of period (000s omitted)	$229,720	$195,565	$197,587	$260,634	$211,166	$257,990
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	$47,500	$47,500
Asset coverage per $1,000 of borrowing, end of period	$5,836	$5,117	$5,160	$6,487	$5,446	$6,431

*	Ratios include dividends on securities sold short and/or interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2024 (unaudited)	1.57%
Year ended October 31, 2023	1.65%
Year ended October 31, 2022	0.63%
Year ended October 31, 2021	0.15%
Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Global Dividend Opportunity Fund | 31

Notes to financial statements (unaudited)
Notes to financial statements
1.
ORGANIZATION
Allspring Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On April 30, 2024, such fair value pricing was used in pricing certain foreign securities.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from
32 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.
Forward foreign currency contracts
A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has
Allspring Global Dividend Opportunity Fund | 33

Notes to financial statements (unaudited)
been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 9.00% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute long-term capital gains and/or return of capital, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2024, the aggregate cost of all investments for federal income tax purposes was $225,286,527 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$61,426,857
Gross unrealized losses	(10,830,953)
Net unrealized gains	$50,595,904
As of October 31, 2023, the Fund had capital loss carryforwards which consisted of $148,097,152 in short-term capital losses and $9,065,525 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
34 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2024:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$0	$1,730,057	$0	$1,730,057
Brazil	2,321,921	0	0	2,321,921
Canada	6,027,967	0	0	6,027,967
China	0	6,785,892	0	6,785,892
France	0	9,114,915	0	9,114,915
Germany	0	6,657,480	0	6,657,480
Ireland	3,202,935	0	0	3,202,935
Italy	0	2,784,210	0	2,784,210
Japan	0	13,359,655	0	13,359,655
Luxembourg	0	0	0	0
Netherlands	0	7,786,217	0	7,786,217
South Korea	0	2,625,486	0	2,625,486
Spain	0	2,594,859	0	2,594,859
Sweden	0	1,720,143	0	1,720,143
Switzerland	0	2,896,854	0	2,896,854
Taiwan	4,519,035	0	0	4,519,035
United Kingdom	0	15,522,245	0	15,522,245
United States	129,007,996	0	0	129,007,996
Corporate bonds and notes	0	40,632,576	0	40,632,576
Loans	0	1,715,221	105,591	1,820,812
Preferred stocks
Brazil	2,254,656	0	0	2,254,656
United States	0	592,500	0	592,500
Yankee corporate bonds and notes	0	6,740,324	0	6,740,324
Short-term investments
Investment companies	5,880,819	0	0	5,880,819
Total assets	$153,215,329	$123,258,634	$105,591	$276,579,554
Liabilities
Written options	$694,051	$10,341	$0	$704,392
Total liabilities	$694,051	$10,341	$0	$704,392
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At April 30, 2024, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Allspring Global Dividend Opportunity Fund | 35

Notes to financial statements (unaudited)
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended April 30, 2024.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended April 30, 2024 and year ended October 31, 2023, the Fund issued 0 and 14,291 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended April 30, 2024, the Fund repurchased 177,479 of its shares on the open market at a total cost of $779,930 (weighted average price per share of $4.38). The weighted average discount of these repurchased shares was 14.91%. During the year ended October 31, 2023, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6.
BORROWINGS
The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $47,500,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2024 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended April 30, 2024, the Fund had average borrowings outstanding of $47,500,000 (on an annualized basis) at an average interest rate of 6.19% and recorded interest in the amount of $1,461,607, which represents 1.57% of its average daily net assets (on an annualized basis).
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended six months ended April 30, 2024 were $89,571,987 and $97,094,473, respectively.
8.
COMMITMENTS
As of April 30, 2024, the Fund had the following unfunded loan commitments which are available until the maturity date:
	Unfunded commitments	Unrealized gain (loss)
Enviva, Inc., 4.00%, 12-13-2024 Tranche B	$125,326	$418
Enviva, Inc., 4.00%, 12-13-2024 Tranche A	50,131	6,851
	$175,457	$7,269
Based on the nature of the terms of the loans and comparative market rates, the carrying amount of the unfunded loan commitments at April 30, 2024 approximates its fair value. If measured at fair value, the unfunded loan commitments would be categorized as Level 2 under the fair value hierarchy.
9.
DERIVATIVE TRANSACTIONS
During the six months ended April 30, 2024, the Fund  entered into written options for income generation and hedging purposes. The Fund also entered into forward foreign currency contracts for economic hedging purposes.
The volume of the Fund’s derivative activity during the six months ended April 30, 2024 was as follows:
Forward foreign currency contracts
Average contract amounts to sell	$80,457
Written options
Average number of contracts written	5,690
A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following table.
The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2024 was as follows:
36 | Allspring Global Dividend Opportunity Fund

Notes to financial statements (unaudited)
	Equity risk	Foreign currency risk	TOTAL
Net realized gains (losses) on derivatives
Forward foreign currency contracts	$0	$1,859	$1,859
Written options	(506,419)	0	(506,419)
	$(506,419)	$1,859	$(504,560)
Net change in unrealized gains (losses) on derivatives
Written options	$(55,397)	$0	$(55,397)
For certain types of derivative transactions, the Fund  has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund  to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund  under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:
Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Morgan Stanley Co.	$704,392	$0	$(704,392)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, on May 30, 2024, the Fund declared a distribution of $0.11130 per share payable on July 1, 2024 to common shareholders of record on June 13, 2024. This distribution is not reflected in the accompanying financial statements.
Allspring Global Dividend Opportunity Fund | 37

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Annual meeting of shareholders
On February 5, 2024, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
William R. Ebsworth
Shares voted “For”	22,376,232
Shares voted “Withhold”	11,097,084
Jane A. Freeman
Shares voted “For”	21,974,537
Shares voted “Withhold”	11,543,607
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Recent amendments to the Fund’s by-laws
On December 19, 2023, with subsequent additional amendments approved April 16, 2024, the Board of Trustees of the Fund approved the adoption of Amended and Restated By-Laws of the Fund (the “By-Laws”).   The By-Laws, among other things, contain modified procedural and informational requirements in connection with any advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a Trustee nomination, the nominee. Any shareholder considering making a Trustee nomination or other proposal should carefully review and comply with those provisions of the By-Laws. Furthermore, in determining whether a particular nominee is qualified to serve as a Trustee, the Board has an interest in the nominee’s background, skills, experience and other attributes in light of the composition of the Board. The By-Laws now include qualifications and requirements for Trustee eligibility. Additionally, the By-Laws have changed the voting standard required for election as a Trustee. The By-Laws now provide that the affirmative vote of a majority of shares outstanding and entitled to vote in an election is required to elect a Trustee in a contested election with a plurality of shares outstanding required to elect a Trustee in an uncontested election. The new voting standard will apply to all future elections of Trustees. The foregoing discussion is only a high-level summary of certain aspects of the By-Laws and is qualified in its entirety by reference to the By-Laws. Shareholders should refer to the By-Laws for more information, which can be found in a Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission (available at www.sec.gov).
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be

38 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Global Dividend Opportunity Fund | 39

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 99 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018***
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
*** Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

40 | Allspring Global Dividend Opportunity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service**	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019***
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
** Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
***  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring Global Dividend Opportunity Fund | 41

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

42 | Allspring Global Dividend Opportunity Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Global Dividend Opportunity Fund | 43

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05022024-z541xf1z 06-24
SAR158 04-24

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2023 to 11/30/2023	48,023	$4.00	48,023	2,087,244
12/1/2023 to 12/31/2023	6,600	4.28	6,600	2,080,644
1/1/2023 to 1/31/2023	0	0.00	0	2,955,285
2/1/2024 to 2/29/2024	13,096	4.52	13,096	2,942,189
3/1/2024 to 3/31/2024	16,640	4.62	16,640	2,925,549
4/1/2024 to 4/30/2024	93,120	4.53	93,120	2,832,429
Total	177,479	4.38	177,479	2,832,429

On November 15, 2023, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2024 and ending on December 31, 2024. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Global Dividend Opportunity Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Global Dividend Opportunity Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2024

By:	/s/Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 26, 2024